Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2023

December 31, 2022

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing oil prices and supply chain disruptions, and any governmental or societal responses to new COVID-19 variants; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, including the effects of inflation, and conditions within the securities markets; legislative and regulatory changes, including as a result of the COVID-19 pandemic; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2023 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$13.77
52-Week Range:	$13.29 - $17.37
Shares Outstanding:	7,132,270 shares
Market Capitalization:	$98.2 million
P/E (ttm):	11.67x
Diluted EPS (ttm):	$1.18
Annual Dividend & Yield:	$0.56 (4.07%)
As of December 31, 2022	

Franchise Overview



Lancaster
Palmdale
Victorville
Hesperia
Barstow
Santa Barbara
Ventura
Oxnard
Santa Clarita
Simi Valley
Thousand Oaks
Burbank
Pasadena
Glendale
Pomona
Los Angeles
East Los Angeles
Downey
Norwalk
Torrance
Fullerton
Orange
Garden Grove
Santa Ana
Huntington Beach
Costa Mesa
Ontario
Fontana
San Bernardino
Riverside
Corona
Moreno Valley
Perris
Hemet
Banning
Yucca Valley
Palm Springs
Cathedral City
Indio
La Quinta
Coachella
Temecula
Oceanside
Escondido
Carlsbad
San Diego
Chula Vista
Tijuana
Tecate
Mexicali
Calexico
El Centro
Brawley
Calipatria
Borrego Springs
Salton Sea
Colorado Desert
Yuma
San Luis Rio Colorado
Blythe
Quartzsite
Parker
Lake Havasu City
Bullhead City
Needles
Sonoran Desert
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

➢ Largest independent community bank headquartered in Riverside County, California

➢ Expanding customer base and market

➢ Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Income increased approximately 13% (sequential quarter)
- Net Interest Margin remained unchanged at 3.05% (sequential quarter)
- Net Interest Income increased approximately 5% (sequential quarter)
- Non-Interest Income decreased approximately 5% (sequential quarter)
- Operating Expenses decreased approximately 2% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.9
$7.7
$7.5
$8.5
$9.0
$9.4
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Non-Interest Income



(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.1
$1.4
$1.1
$1.2
$1.0
$1.0
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.7
$6.9
$6.9
$6.4
$6.9
$6.8
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Financial Performance

Pre-Provision, Pre-Tax Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.3
$2.1
$1.8
$3.2
$3.0
$3.5
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.6
$3.2
$2.4
$3.6
$3.0
$3.4
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Quarterly Net Income


(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.7
$2.3
$1.7
$2.5
$2.1
$2.4
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.35
$0.30
$0.23
$0.34
$0.29
$0.33
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.71%
2.64%
2.61%
2.93%
3.05%
3.05%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Efficiency Ratio



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
63.28%
76.39%
79.74%
66.68%
69.63%
65.74%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.89%
0.76%
0.57%
0.83%
0.69%
0.75%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Return on Average Equity



12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
8.39%
7.11%
5.33%
7.72%
6.42%
7.27%
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Balances and Activity

Developments

- Loans Held for Investment balance increased by approximately 5% (sequential quarter)
- Yield on Loans Held for Investment increased 19 basis points from September 30, 2022
- Total Deposits balance decreased by approximately 4% (sequential quarter)
- Deposit costs increased four basis points from September 30, 2022
- Total Borrowings balance increased by approximately 57% (sequential quarter)
- Borrowing costs increased 106 basis points from September 30, 2022

Loan to Investment Mix



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$209
$208
$198
$188
$179
$171
$859
$852
$894
$940
$994
$1,040
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$490
$275
$92
$466
$290
$91
$469
$328
$91
$465
$378
$90
$468
$430
$89
$465
$480
$88
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$61
$65
$94
$86
$85
$74
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

PROVIDENT
Provident Financial Holdings, Inc.

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/22	Interest Rate	Balance as of 12/31/21	Interest Rate
Single-Family	$ 479,730	3.82%	$ 290,245	3.17%
Multi-Family	465,350	4.33%	466,467	4.04%
Commercial Real Estate	88,200	5.08%	91,236	4.84%
Construction	2,388	4.69%	3,501	5.35%
Other	112	5.25%	134	5.25%
Commercial Business	1,358	9.21%	362	5.58%
Consumer	75	17.13%	78	15.00%
Total Loans Held for Investment	$ 1,037,213	4.17%	$ 852,023	3.84%
Advance Payments of Escrows	176		124	
Deferred Loan Costs, net	8,778		6,467	
Allowance for Loan Losses	(5,830)		(6,608)	
Total Loans Held for Investment, net	$ 1,040,337		$ 852,006	

Loan Composition as of 12/31/22



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 9%
Consumer 0%
Multi-Family 45%
Single-Family 46%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$90 $80 $80 $85 $115 $180
$135 $132 $127 $121 $143 $143
$821 $825 $837 $834 $842 $802
09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2022	Rate	At 12/31/2021	Rate
Checking Accounts - Non Interest-Bearing	$ 108,891	- %	$ 112,022	- %
Checking Accounts - Interest-Bearing	331,132	0.04%	349,747	0.04%
Savings Accounts	321,909	0.05%	324,058	0.05%
Money Market Accounts	39,807	0.20%	38,838	0.16%
Time Deposits	143,563	1.18%	131,683	0.60%
Total Deposits	$ 945,302	0.22%	$ 956,348	0.12%
Brokered Deposits Included Above	$ 31,237	2.90%	$ -	-%

Deposit Composition at 12/31/22



12%
35%
34%
4%
15%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2022	Rate	At 12/31/2021	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	95,000	4.52%	-	-
Over Three to Six Months	10,000	2.25%	-	-
Over Six to Twelve Months	35,000	3.74%	20,000	1.75%
Over One to Two Years	20,000	2.50%	20,000	2.00%
Over Two to Three Years	20,000	2.70%	20,000	2.50%
Over Three to Four Years	-	-	20,000	2.70%
Over Four to Five Years	-	-	-	-
Over Five Years	-	-	-	-
Total Borrowings	$ 180,000	3.82%	$ 80,000	2.24%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio remained unchanged at 0.08% from September 30, 2022
- $191,000 Provision for Loan Losses
- No REO
- Early-Stage Delinquencies remained at very low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22
Non-Performing Assets	$6,616	$2,802	$1,996	$1,423	$964	$996
NPA to Total Assets	0.55%	0.24%	0.17%	0.12%	0.08%	0.08%
ALLL to LHI	0.86%	0.77%	0.66%	0.59%	0.57%	0.56%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(1,250)
$(339)
$(1,067)
$(645)
$(411)
$70
$191
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Non-Performing Asset Composition 12/31/22



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,413
$6,608
$5,969
$5,564
$5,638
$5,830
09/30/21
12/31/21
03/31/22
06/30/22
09/30/22
12/31/22

ALLL Allocation as of 12/31/22


0%
0%
1%
0%
27%
15%
57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At December 31, 2022				At December 31, 2021			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars in Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	5	$ 956	-	$ -	9	$ 1,725
Multi-Family	-	-	-	-	-	-	2	1,077
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	5	$ 956	-	$ -	11	$ 2,802

Net Charge-Offs (Recoveries)


(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(200)
$(250)
$(300)
$(165)
$(262)
$(6)
$(6)
$(4)
$(1)
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Asset Quality

Geographic Location

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 145,502	30%	$ 155,970	33%	$ 177,983	37%	$ 275	0%	$ 479,730	100%
Multi-Family	62,908	14%	275,475	59%	126,967	27%	-	0%	465,350	100%
Commercial Real Estate	17,560	20%	44,114	50%	26,526	30%	-	0%	88,200	100%
Construction	1,720	72%	494	21%	174	7%	-	0%	2,388	100%
Other	-	0%	112	100%	-	0%	-	0%	112	100%
Total	$ 227,690	22%	$ 476,165	46%	$ 331,650	32%	$ 275	0%	$ 1,035,780	100%

(1) Other than Inland Empire.

Geographic Location 12/31/22



0%
22%
32%
46%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL
Loan Balance (In Thousands)	$30,209	$2,990	$5,813	$11,148	$8,789	$17,795	$21,514	$153,409	$226,479	$478,146
Weighted Avg. LTV (1)	47%	55%	50%	65%	62%	53%	61%	63%	71%	65%
Weighted Avg. Age (In Years)	17.00	7.70	6.34	5.60	4.58	3.51	2.43	1.48	0.48	2.36
Weighted Avg. FICO (2)	728	735	750	730	745	760	751	764	766	760
Number of Loans	168	4	16	19	23	38	33	202	319	822
Geographic Breakdown (%)										
Inland Empire	34%	6%	12%	41%	48%	11%	16%	37%	28%	31%
Southern California (3)	52%	89%	55%	55%	45%	61%	35%	19%	34%	32%
Other California	13%	5%	33%	4%	7%	28%	49%	44%	38%	37%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL
Loan Balance (In Thousands)	$31,896	$23,316	$40,803	$27,974	$34,387	$63,400	$71,540	$92,485	$79,558	$465,350
Weighted Avg. LTV (1)	41%	42%	39%	41%	43%	45%	48%	49%	47%	45%
Wt. Avg. Debt Coverage Ratio (2)	1.84x	1.83x	1.74x	1.68x	1.58x	1.61x	1.58x	1.77x	1.59x	1.67x
Weighted Avg. Age (In Years)	10.74	7.44	6.35	5.55	4.54	3.43	2.45	1.52	0.56	3.58
Weighted Avg. FICO (3)	753	750	764	754	751	761	760	760	761	759
Number of Loans	68	50	54	53	53	73	75	111	95	632
Geographic Breakdown (%)										
Inland Empire	24%	18%	5%	22%	16%	12%	16%	14%	6%	14%
Southern California (4)	44%	48%	58%	62%	65%	69%	66%	49%	63%	59%
Other California	32%	34%	37%	16%	19%	19%	18%	37%	31%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2014 & Prior	2015	2016	2017	2018	2019	2020	2021	2022	TOTAL (5)(6)
Loan Balance (In Thousands)	$13,151	$5,095	$5,952	$6,888	$9,492	$11,780	$6,603	$5,603	$24,076	$88,200
Weighted Avg. LTV (1)	32%	37%	42%	44%	39%	44%	38%	45%	38%	39%
Wt. Avg. Debt Coverage Ratio (2)	2.29x	1.71x	1.68x	1.42x	1.79x	1.46x	2.03x	1.77x	1.70x	1.77x
Weighted Avg. Age (In Years)	9.41	7.47	6.68	5.15	4.56	3.47	2.73	1.27	0.49	4.03
Weighted Avg. FICO (3)	756	738	776	786	762	761	725	779	774	764
Number of Loans	18	9	10	9	17	14	9	6	27	119
Geographic Breakdown (%)										
Inland Empire	61%	27%	7%	2%	6%	16%	7%	44%	10%	20%
Southern California (4)	29%	58%	65%	64%	58%	50%	44%	29%	55%	50%
Other California	10%	15%	28%	34%	36%	34%	49%	27%	35%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $36.9 million in Office; $17.7 million in Mixed Use ($8.3 million in Office/Retail, $5.7 million in Multi-Family/Retail, $3.0 million in Other Mixed Use and $714 thousand in Multi-Family/Office); $13.0 million in Retail; $6.9 million in Warehouse; $6.6 million in Mobile Home Park; $5.0 million in Medical/Dental Office; $1.0 million in Restaurant/Fast Food; $456 thousand in Automotive – Non-Gasoline; $355 thousand in Live/Work Unit; and $276 thousand in Light Industrial/Manufacturing.
(6) Consisting of $75.0 million or 85.1% in investment properties and $13.2 million or 14.9% in owner occupied properties.

Capital Management

Developments

- Strong Capital Ratios
- 4.07% cash dividend yield (approximately)
- Purchased approximately 103,000 shares of common stock in the second quarter of fiscal 2023

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
49,764
102,762
69,271
35,488
49,624
103,290
Q1FY22
Q2FY22
Q3FY22
Q4FY22
Q1FY23
Q2FY23

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22
Tier 1 Leverage Ratio	9.81%	10.02%	10.27%	10.47%	9.74%	9.55%
CET1 Ratio	18.90%	19.69%	19.32%	19.58%	17.67%	17.87%
Tier 1 Risk-Based Capital Ratio	18.90%	19.69%	19.32%	19.58%	17.67%	17.87%
Total Risk-Based Capital Ratio	20.12%	20.79%	20.29%	20.47%	18.54%	18.74%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	03/31/21	06/30/21	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22
Price/TBV	1.01x	1.02x	0.98x	0.95x	0.95x	0.84x	0.80x	0.76x